Filed with the Securities and Exchange Commission on November 25, 1998.

                                                                File No. 2-99436
                                                               File No. 811-4372

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No. ___                | |

         Post-Effective Amendment No. 17                |X|

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No. 19                               |X|

                        THE RODNEY SQUARE TAX-EXEMPT FUND
               (Exact Name of Registrant as Specified in Charter)

                   1100 N. MARKET STREET, WILMINGTON, DE 19890
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (302) 651-8998

                               Carl Rizzo, Esquire
                      Rodney Square Management Corporation

                  Rodney Square North, 1100 North Market Street

                            WILMINGTON, DE 19890-0001
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

     ___   immediately upon filing pursuant to paragraph (b)

     ___   on ______________ pursuant to paragraph (b)

     ___   60 days after filing pursuant to paragraph (a)(1)

     _X_   on January 29, 1999 pursuant to paragraph (a)(1)

     ___   75 days after filing pursuant to paragraph (a)(2)

     ___   on ______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              CROSS-REFERENCE SHEET

                        THE RODNEY SQUARE TAX-EXEMPT FUND

                           Items Required By Form N-1A

                               PART A - PROSPECTUS

ITEM NO.    ITEM CAPTION                      PROSPECTUS CAPTION
========    ============                      ==================

   1.       Front and Back Cover Page         Front and Back Cover Page

   2.       Risk/Return Summary:              Investment Objectives
            Investments,                      Primary Investment Strategies
            Risks and Performance             Risk Factors Related to the
                                              Portfolios
                                              Performance Information

   3.       Risk/Return Summary:              Fees and Expenses of the Portfolio
            Fee Table

   4.       Investment Objectives,            Investment Objectives
            Principal Investment              Primary Investment Strategies
            Strategies and Related Risks      Risk Factors Related to the
                                              Portfolios

   5.       Management Discussion of          Not Applicable
            Fund Performance

   6.       Management, Organization and      Management of the Funds
            Capital Structure                 Investment Manager
                                              Service Providers

   7.       Shareholder Information           Shareholder Information
                                              Pricing of Shares
                                              Purchase of Shares
                                              Redemption of Shares
                                              Exchange of Shares
                                              Dividends
                                              Taxes

   8.       Distribution Arrangements         Distribution Arrangements
                                              Rule 12b-1 Fees

   9.       Financial Highlights              Financial Highlights
            Information

                              CROSS-REFERENCE SHEET

                        THE RODNEY SQUARE TAX-EXEMPT FUND

                     Items Required By Form N-1A (continued)

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

                                              CAPTION IN STATEMENT OF
ITEM NO.    ITEM CAPTION                      ADDITIONAL INFORMATION
========    ============                      =======================

   10.      Cover Page and Table of           Cover Page and Table of Contents
            Contents

   11.      Fund History                      The Funds

   12.      Description of the Fund and       Investment Policies
            Its Investments and Risks         Investment Limitations

   13.      Management of the Fund            Trustees and Officers

   14.      Control Persons and Principal     Control Persons and
            Holders of Securities             Principal Holders of Securities

   15.      Investment Advisory and           Investment Management Services
            Other Services                    Distribution Agreement and
                                              Rule 12b-1 Plan
                                              Additional Service Providers

   16.      Brokerage Allocation and          Brokerage Allocation and
            Other Practices                   Other Practices

   17.      Capital Stock and Other           The Funds
            Securities

   18.      Purchase, Redemption and          Purchase, Redemption and
            Pricing of Shares                 Pricing of Shares

   19.      Taxation of the Fund              Taxation of the Fund

   20.      Calculation of Performance        Calculation of Performance Data
            Data

   21.      Financial Statements              Financial Statement

THE RODNEY SQUARE                                             THE RODNEY SQUARE
     FUND                                                      TAX-EXEMPT FUND

U.S. GOVERNMENT PORTFOLIO
MONEY MARKET PORTFOLIO

================================================================================


                        PROSPECTUS DATED JANUARY 29, 1999

This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:
(BULLET)  are not bank deposits

(BULLET) are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

(BULLET)  are not federally insured

(BULLET) are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

(BULLET)  are not guaranteed to achieve their goal(s)

(BULLET)  may not be able to maintain a stable $1 share price

Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS,           PORTFOLIO DESCRIPTION
STRATEGIES, RISKS, EXPENSES    Investment Objectives...........................3
AND FINANCIAL HISTORY OF       Primary Investment Strategies...................3
EACH PORTFOLIO.                Risk Factors Related to the Portfolios..........4
                               Performance Information.........................5
                               Fees and Expenses...............................8
                               Financial Highlights............................9

DETAILS ABOUT THE SERVICE      MANAGEMENT OF THE FUNDS
PROVIDERS.                     Investment Manager.............................13
                               Service Providers..............................14

POLICIES AND INSTRUCTIONS FOR  SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND       Pricing of Shares..............................15
CLOSING AN ACCOUNT IN ANY OF   Purchase of Shares.............................15
THE PORTFOLIOS.                Redemption of Shares...........................17
                               Exchange of Shares.............................19
                               Dividends......................................20
                               Taxes..........................................20

DETAILS ON DISTRIBUTION        DISTRIBUTION ARRANGEMENTS
PLANS.                         Rule 12b-1 Fees................................21

                               FOR MORE INFORMATION...................BACK COVER

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

THE RODNEY SQUARE FUND                         THE RODNEY SQUARE TAX-EXEMPT FUND

(BULLET)        U.S. GOVERNMENT PORTFOLIO
(BULLET)        MONEY MARKET PORTFOLIO

PORTFOLIO DESCRIPTION

          PLAIN TALK
          ----------------------------------------------------------------------
          WHAT ARE MONEY MARKET FUNDS?
          Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.
          ----------------------------------------------------------------------


INVESTMENT OBJECTIVES
Each of the portfolios of The Rodney Square Fund seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. The Rodney Square Tax-Exempt Fund seeks as high a level of interest income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and stability of principal. The U.S. Government Portfolio, the Money Market Portfolio and the
Tax-Exempt Fund are referred to as "Portfolios" in this prospectus. Each Portfolio is a money market fund and intends to maintain a stable $1 share price although this may not be possible under certain circumstances.

PRIMARY INVESTMENT STRATEGIES

The U.S. GOVERNMENT PORTFOLIO may invest in:
(BULLET)  U.S. Government obligations; and
(BULLET)  repurchase agreements relating to such obligations.

U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The MONEY MARKET PORTFOLIO may invest in:

(BULLET) U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;
(BULLET)  high quality commercial  paper and corporate  obligations;
(BULLET)  U.S.  Government obligations;
(BULLET) high quality municipal securities; and (BULLET) repurchase agreements relating to U.S. Government obligations.

Each Portfolio described above may invest more than 25% of their respective total assets in the obligations of banks.

The TAX-EXEMPT FUND may invest in:
(BULLET) high quality municipal obligations and municipal bonds; (BULLET) floating and variable rate obligations;
(BULLET)  participation interests;
(BULLET) high quality tax-exempt commercial paper; and (BULLET) high quality short-term municipal notes.

The Tax-Exempt Fund has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two nationally statistical rating organizations ("NRSRO"), such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

RISK FACTORS RELATED TO THE PORTFOLIOS

The following is a general list of the types of risks that may apply to a Portfolio. Additional information about a Portfolio's investments is available in our Statement of Additional Information:

(BULLET) An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio.

(BULLET) An investment in a Portfolio is not a deposit of Wilmington Trust Company, any other bank, or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(BULLET) CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

(BULLET)  FOREIGN   SECURITY   RISK:  The  risk  of  losses  due  to  political,
          regulatory, economic, social or other uncontrollable forces in a foreign country.

(BULLET) INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

(BULLET) LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

(BULLET) MANAGEMENT RISK: The risk that a strategy used by the adviser may fail to produce the intended result.

(BULLET) MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

(BULLET) PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

(BULLET) YEAR 2000 COMPLIANCE RISK: Like other mutual funds, financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by Wilmington Trust Company ("WTC"), Rodney Square Management Corporation ("RSMC") and the Portfolios' other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. This is commonly known as the "Year 2000 Problem." RSMC is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain assurances that comparable steps are being taken by the Portfolios' other major service providers. At this time, however, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Portfolios.

PERFORMANCE INFORMATION

                            U.S. GOVERNMENT PORTFOLIO

The chart below shows the changes in annual total returns for the U.S. Government Portfolio for the last 10 calendar years. The information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

                           U.S. GOVERNMENT PORTFOLIO
             ANNUAL RETURNS FOR EACH OF THE LAST TEN CALENDAR YEARS

(GRAPHIC OMITTED)
PLOT POINTS FOLLOW:

1988      7.18%
1989      8.96%
1990      7.86%
1991      5.73%
1992      3.38%
1993      2.82%
1994      3.82%
1995      5.51%
1996      4.99%
1997      5.12%

The total return for the U.S. Government Portfolio for the nine months ended September 30, 1998 was 3.85%. Over the past 10 calendar years, the highest quarter total return was 2.31% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return was 0.69% (quarter ended March 31, 1993).

The table below shows the U.S. Government Portfolio's average annual total returns for the past 1, 5 and 10 calendar years.

                                     1 YEAR            5 YEAR            10 YEAR
                                     ------            ------            -------
U.S. Government Portfolio             5.12%             4.45%             5.52%

You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

          PLAIN TALK
          ----------------------------------------------------------------------
          WHAT IS YIELD?
          Yield is a measure of the income (interest) earned by the securities in the fund's portfolio and paid to shareholders over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.
          ----------------------------------------------------------------------

                             MONEY MARKET PORTFOLIO

The chart below shows the changes in annual total returns for the Money Market Portfolio for the last 10 calendar years. The information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

                             MONEY MARKET PORTFOLIO
             ANNUAL RETURNS FOR EACH OF THE LAST TEN CALENDAR YEARS

(GRAPHIC OMITTED)
PLOT POINTS FOLLOW:

1988      7.39%
1989      9.14%
1990      8.04%
1991      6.05%
1992      3.61%
1993      2.86%
1994      3.89%
1995      5.63%
1996      5.08%
1997      5.22%

The total return for the Money Market Portfolio for the nine months ended September 30, 1998 was 3.90%. Over the past 10 calendar years, the highest quarter total return was 2.36% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total return was 0.70% (quarter ended June 30, 1993).

The table below shows the Money Market Portfolio's average annual total returns for the past 1, 5 and 10 calendar years.

                                     1 YEAR            5 YEAR            10 YEAR
                                     ------            ------            -------
Money Market Portfolio                5.22%             4.53%             5.68%


You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.


                                 TAX-EXEMPT FUND

The chart below shows the changes in annual total returns for the Tax-Exempt Fund for the last 10 calendar years. The information provides some indications of the risks of investing in the Tax-Exempt Fund's performance from year to year. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

                                TAX-EXEMPT FUND
             ANNUAL RETURNS FOR EACH OF THE LAST TEN CALENDAR YEARS

(GRAPHIC OMITTED)
PLOT POINTS FOLLOW:

1988      4.96%
1989      6.07%
1990      5.57%
1991      4.15%
1992      2.66%
1993      1.98%
1994      2.42%
1995      3.47%
1996      3.01%
1997      3.15%

The total return for the Tax-Exempt Fund for the nine months ended September 30, 1998 was 2.27%. Over the past 10 calendar years, the highest quarter total return was 1.61% (quarter ended June 30, 1989). Over the past 10 calendar years, the lowest quarter total was 0.47% (quarter ended March 31, 1994).

The table below shows the Tax-Exempt Fund's average annual total returns for the past 1, 5 and 10 calendar years.

                                     1 YEAR            5 YEAR            10 YEAR
                                     ------            ------            -------
Tax-Exempt Fund                       3.15%             2.80%             3.73%


You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

FEES AND EXPENSES
The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

   ANNUAL FUND OPERATING
         EXPENSES
(expenses that are deducted    U.S. GOVERNMENT   MONEY MARKET
  from Portfolio assets          PORTFOLIO         PORTFOLIO     TAX-EXEMPT FUND
--------------------------     ---------------   ------------    ---------------

Management fees                     0.47%            0.47%           0.47%
Distribution (12b-1) fees           0.05%            0.05%           0.05%
Other Expenses                      0.06%            0.04%           0.07%
TOTAL ANNUAL OPERATING
  EXPENSES 1                        0.58%            0.56%           0.59%


          PLAIN TALK
          ----------------------------------------------------------------------
          WHAT ARE FUND EXPENSES?
          Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolio's expenses in the table above are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.
          ----------------------------------------------------------------------

---------------------------
1 While the Distribution (12b-1) Plan provides for reimbursement to the distributor of up to 0.20% of each Portfolio's average net assets, the Boards of Trustees have authorized annual payments of up to 0.05% of each Portfolio's average net assets for the current fiscal year. Actual 12b-1 and total annual operating expenses were 0.01% and 0.54% for the U.S. Government Portfolio; 0.02% and 0.53% for the Money Market Portfolio; and 0.01% and 0.55% for the Tax-Exempt Fund, respectively for the fiscal year ended September 30, 1998. For more information see "Rule 12b-1 Fees".

EXAMPLE
This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

(BULLET)  you  reinvested  all  dividends

(BULLET)  the average annual return was 5%

(BULLET) the Portfolio's maximum total operating expenses are charged and remain the same over the time periods

(BULLET)  you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
                            ------        -------        -------        --------
U.S. Government Portfolio     $59           $186          $324            $726
Money Market Portfolio        $57           $179          $313            $701
Tax-Exempt Fund               $60           $189          $329            $738

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 10 years. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that a shareholder would have earned on an investment in a Portfolio (assuming reinvestment of all dividends). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge upon request.


                            U.S. GOVERNMENT PORTFOLIO
                    FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------
                           1998      1997     1996      1995     1994     1993     1992     1991     1990    1989
NET ASSET VALUE -
   BEGINNING OF YEAR       $1.00     $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00

Investment Operations:
   Net investment income   0.051     0.050    0.050     0.052    0.033    0.028    0.038    0.062    0.078    0.086
Distributions:
   From net investment
     income              (0.051)   (0.050)  (0.050)   (0.052)  (0.033)  (0.028)  (0.038)  (0.062)  (0.078)  (0.086)

NET ASSET VALUE -
   END OF YEAR             $1.00     $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00

Total Return               5.19%     5.07%    5.08%     5.37%    3.32%    2.83%    3.88%    6.41%    8.05%    8.91%

Ratios (to average net assets)/Supplemental Data:
   Expenses                0.54%     0.55%    0.55%     0.55%    0.53%    0.53%    0.54%    0.53%    0.54%    0.52%
   Net investment income   5.06%     4.96%    4.97%     5.25%    3.27%    2.79%    3.84%    6.22%    7.76%    8.55%

Net assets at end of year
   (000 omitted)        $802,153  $378,475 $341,426  $306,096 $336,766 $386,067 $409,534 $479,586 $364,423 $230,804

-----------------------------------------

                             MONEY MARKET PORTFOLIO
                    For the Fiscal years Ended September 30,
------------------------------------------------------------------------------------------------------------------
                           1998        1997     1996      1995     1994     1993     1992     1991     1990     1989
NET ASSET VALUE -
   BEGINNING OF YEAR       $1.00       $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00

Investment Operations:
   Net investment income   0.051       0.051    0.050     0.054    0.033    0.029    0.041    0.065    0.079    0.087
Distributions:
   From net investment
     income              (0.051)     (0.051)  (0.050)   (0.054)  (0.033)  (0.029)  (0.041)  (0.065)  (0.079)  (0.087)

NET ASSET VALUE -
   END OF YEAR             $1.00       $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00

Total Return               5.26%       5.17%    5.17%     5.50%    3.37%    2.92%    4.15%    6.73%   8.23%    9.09%

Ratios (to average net assets)/Supplemental Data:
   Expenses                0.53%       0.54%    0.53%     0.54%    0.53%    0.52%    0.52%    0.52%    0.53%    0.52%
   Net investment income   5.13%       5.06%    5.03%     5.37%    3.33%    2.88%    4.06%    6.52%    7.92%    8.74%

Net assets at end of year
   (000 omitted)      $1,702,734  $1,191,271 $980,856  $751,125 $606,835  $49,424 $717,544 $790,837 $766,798 $643,363
-----------------------------------------

                                 TAX-EXEMPT FUND
                    For the Fiscal years Ended September 30,
------------------------------------------------------------------------------------------------------------------
                           1998       1997     1996      1995     1994     1993     1992     1991     1990    1989
NET ASSET VALUE -
   BEGINNING OF YEAR       $1.00     $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00

Investment Operations:
   Net investment income   0.031     0.030    0.031     0.033    0.021    0.020    0.030    0.045    0.054    0.059
Distributions:
   From net investment
     income              (0.031)   (0.030)  (0.031)   (0.033)  (0.021)  (0.020)  (0.030)  (0.045)  (0.054)  (0.059)

NET ASSET VALUE -
   END OF YEAR             $1.00     $1.00    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00

Total Return               3.11%     3.09%    3.11%     3.36%    2.17%    2.07%    3.06%    4.59%    5.58%    6.04%

Ratios (to average net assets)/Supplemental Data:
   Expenses                0.55%     0.57%    0.56%     0.54%    0.54%    0.54%    0.54%    0.56%    0.57%    0.57%
   Net investment income   3.05%     3.05%    3.08%     3.29%    2.13%    2.05%    3.06%    4.49%    5.45%    5.88%

Net assets at end of year
   (000 omitted)        $392,610  $280,864 $237,185  $318,213 $388,565 $405,517 $327,098 $353,271 $243,146 $258,713
-----------------------------------------

MANAGEMENT OF THE FUNDS
The Boards of Trustees supervise the management, activities and affairs of the Funds and have approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Portfolios and their shareholders.

          PLAIN TALK
          ----------------------------------------------------------------------
          WHAT IS AN INVESTMENT ADVISER?
          The investment adviser makes investment decisions for a Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
          ----------------------------------------------------------------------

INVESTMENT MANAGER

Rodney Square Management Corporation ("RSMC"), the Funds' investment adviser and administrator, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation. RSM also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of October 31, 1998, the aggregate assets of the investment companies managed by RSMC totaled approximately $3.2 billion.

Each Portfolio pays a monthly fee to RSMC at the annual rate of 0.47% of the Portfolio's first $1 billion of average daily net assets; 0.43% of the Portfolio's next $500 million of average daily net assets; 0.40% of the Portfolio's next $500 million of average daily net assets; and 0.37% of the Portfolio's average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. Out of its fee, RSMC makes payments to PFPC Inc. for the provisions of sub-administration, accounting and transfer agency services and to WTC for provision of custodial services. For the fiscal year ended September 30, 1998, RSMC received the following fees, as a percentage of each Portfolio's average net assets:

U.S. Government Portfolio            0.47%
Money Market Portfolio               0.47%
Tax-Exempt Fund                      0.47%


SERVICE PROVIDERS
The chart below provides information on the Funds' primary service providers.

Asset Management                                        Shareholder Services
------------------------    ------------------------    ------------------------
   INVESTMENT MANAGER                                        TRANSFER AGENT
   AND ADMINISTRATOR                                           PFPC INC.
     RODNEY SQUARE                                        400 BELLEVUE PARKWAY
 MANAGEMENT CORPORATION                                      WILMINGTON, DE
  RODNEY SQUARE NORTH                                            19809
 1100 N. MARKET STREET
    WILMINGTON, DE                                        Handles shareholder
      19890-0001                                          services, including
                                                           recordkeeping and
Manages each Portfolio's                                statements, distribution
business and investment                                    of dividends and
       activities.                                         processing of buy
                                                           and sell requests.
------------------------    ------------------------    ------------------------



Fund Operations                                        Asset Safe Keeping
------------------------    ------------------------   -------------------------
 SUB-ADMINISTRATOR AND                                        CUSTODIANS
   ACCOUNTING AGENT                                     WILMINGTON TRUST COMPANY
      PFPC INC.                                           RODNEY SQUARE NORTH
  400 BELLEVUE PARKWAY                                   1100 N. MARKET STREET
 WILMINGTON, DE  19809                                 WILMINGTON, DE 19890-0001

                                                            PNC BANK  N.A.
                                                          200 STEVENS DRIVE
 Provides facilities,                 FUND                LESTER, PA  19113
 equipment and personnel
       to carry out                                       Hold each Portfolio's
administrative services                                    assets, settle all
     related to each                                      portfolio trades and
Portfolio and calculates                                   collect most of the
  each Portfolio's NAV                                      the valuation data
      and dividends.                                    required for calculating
                                                          each Portfolio's NAV.
------------------------    ------------------------   -------------------------


                                  Distribution
                            ------------------------

                                  DISTRIBUTOR

                          PROVIDENT DISTRIBUTORS INC.
                           FOUR FALL CORPORATE CENTER
                             WEST CONSHOHOCKEN, PA
                                     19428

                                Distributes each
                               Portfolio's Shares.
                          ----------------------------

SHAREHOLDER INFORMATION

PRICING OF SHARES
Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at cost. This involves valuing a security at its cost and therafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees of each Fund.

          PLAIN TALK
          ----------------------------------------------------------------------
          WHAT IS THE NET ASSET VALUE or "NAV"?
                                     NAV = Assets - Liabilities
                                           --------------------
                                            Outstanding Shares
          ----------------------------------------------------------------------

PFPC determines the net asset value (the "NAV") per share of each Portfolio as of , Eastern time, on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

New Year's Day                 Memorial Day         Thanksgiving Day
Martin Luther King, Jr. Day    Independence Day     Christmas Day
President's Day                Columbus Day
Good Friday                    Veterans Day

PURCHASE OF SHARES

          PLAIN TALK
          ----------------------------------------------------------------------
          HOW TO PURCHASE SHARES:
          (BULLET)   Directly by mail or by wire
          (BULLET)   As a client of WTC  through a trust  account or a corporate cash management account
          (BULLET)   As a client of a Service Organization
          ----------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in any Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares directly from Provident Distributors Inc. ("PDI"), by mail or by wire, as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization") you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, indicating the Portfolio that you have selected, along with a completed application (included at the end of this prospectus). Send the check and application to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o PFPC Inc., P.O. Box 8951, Wilmington, DE 19899-9752. Any purchase orders sent by overnight mail should be sent to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

BY WIRE: You may purchase shares by wiring federal funds readily available. You must advise PFPC at (800) 336-9970 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire federal funds to PFPC, c/o PNC Bank, Philadelphia, PA, ABA # 031-0000-53, attention: The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, DDA # 86-0172-6591. Be sure to also include your account number, the desired Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Portfolio account number.

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Portfolios of the Rodney Square Fund for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PNC Bank, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PNC by the IRA shareholder. If the fee is not paid by the due date, the Portfolio shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Fund and at 2:00 p.m. Eastern time for the Rodney Square Fund, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services through those organizations.

ADDITIONAL PURCHASE INFORMATION: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Fund and at 2:00 p.m. Eastern time for the Rodney Square Fund. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Fund and at 2:00 p.m. Eastern time for the Rodney Square Fund, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account in the form of shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

          PLAIN TALK
          ----------------------------------------------------------------------
          HOW TO REDEEM (SELL) SHARES:
          (BULLET)   By mail
          (BULLET)   By telephone
          (BULLET)   By check
          (BULLET)   Through a Systematic Withdrawal Plan
          ----------------------------------------------------------------------

You may sell your shares on any Business Day by mail, telephone or check, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following acceptance by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the date of receipt and acceptance of redemption instructions (if received by the Transfer Agent 12:00 p.m. Eastern time for the Tax-Exempt Fund and at 2:00 p.m. Eastern time for the Rodney Square Fund or the next Business Day if received after 12:00 p.m. Eastern time for the Tax-Exempt Fund and at 2:00 p.m. Eastern time for the Rodney Square Fund or on a non-Business Day), but never later than 7 days following such receipt and acceptance. If you purchased your shares through an account at

WTC  or  a  Service  Organization,   you  should  contact  WTC  or  the  Service
Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a guarantee of your signature by an eligible institution acceptable to the Transfer Agent. Eligible institutions include a domestic bank or trust company, broker dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP"), and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted. The written instructions and guarantees should be mailed to: The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o PFPC, Inc., P.O. Box 8951, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Fund or The Rodney Square Tax-Exempt Fund, c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809. You must indicate the Portfolio name, your account number and your name.

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY CHECK: You may utilize the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Fund and the Transfer Agent reserve the right to terminate or alter the checkwriting service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

If the shares to be redeemed represent an investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to
change  the  account  designated  to  receive  redemption   proceeds  should  be
accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at NAV at 12:00 p.m. Eastern time for the Tax-Exempt Fund and at 2:00 p.m. Eastern time for the Rodney Square Fund on or about the 25th day of the month. This service is generally not available for WTC trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

EXCHANGE OF SHARES

          PLAIN TALK
          ----------------------------------------------------------------------
          WHAT IS AN EXCHANGE OF SHARES?
          An exchange of shares allows you to move your money from one Portfolio to another Portfolio within the Rodney Square family of funds.
          ----------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio within the Rodney Square family of funds that is currently being offered. The other Rodney Square funds are:

The Rodney Square Strategic Fixed-Income Fund:
          The Rodney Square Short/Intermediate Bond Portfolio
          The Rodney Square Intermediate Bond Portfolio
          The Rodney Square Municipal Bond Portfolio

The Rodney Square Strategic Equity Fund:
          The Rodney Square Large Cap Growth Equity Portfolio
          The Rodney Square Large Cap Value Equity Portfolio
          The Rodney Square Small Cap Equity Portfolio
          The Rodney Square International Equity Portfolio.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. The NAV of the Money Market Portfolios is determined at 12:00 p.m. Eastern time for the Tax-Exempt Fund and at 2:00 p.m. Eastern time for the Rodney Square Fund on each Business Day. The NAV of The Rodney Square Strategic Fixed-Income Fund and The Rodney Square Strategic Equity Fund is determined at the close of regular trading on the New York Stock Exchange (currently, 4:00 p.m. Eastern time), on each Business Day.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund or portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Rodney Square funds, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

DIVIDENDS
As a shareholder of a Portfolio, you are entitled to dividends arising from the net investment income and net realized short-term capital gains, if any, earned on the investments held by the Portfolios. Generally, each Portfolio declares its net income daily. Each Portfolio expects to distribute any net realized gains once a year.

Each Portfolio's net investment income is determined by PFPC on each day that the Portfolio's NAV is calculated. Dividends are payable to the shareholders of record at the time the dividends are declared (including holders of shares being purchased, but excluding holders of shares being redeemed). Dividends declared by a Portfolio are accrued throughout the month and are paid to you no later than 7 days after the end of each month.

Dividends are automatically reinvested and are paid in the form of additional Portfolio shares unless you have elected to receive dividends in cash. If you are a client of WTC through your trust or corporate cash management account, dividends may be reinvested by WTC on the next Business Day after the dividend payment, resulting in the loss of a day's interest on the day the dividend is paid, unless you have elected to receive the dividends in cash. This dividend reinvestment policy differs from the dividend reinvestment programs of some other money market funds and may result in WTC having the use of the proceeds of your dividends until they are reinvested.

TAXES
As long as a Portfolio meets the requirements for being a "regulated investment company", which each Portfolio has done in the past and intends to do in the future, it pays no Federal income tax on the earnings it distributes to shareholders. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

Dividends you receive from a Portfolio of the Rodney Square Fund, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income.

You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share.

Dividend distributions by the Tax-Exempt Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income.

STATE AND LOCAL TAXES: The exemption of certain interest income for Federal income tax purposes does not necessarily mean that such income is exempt under the laws of any state or local taxing authority. You may be exempt from state and local taxes on the Tax-Exempt Fund's dividend distributions of interest income derived from obligations of the state and/or municipalities of the state in which you reside, but you generally will be taxed on income derived from obligations of other jurisdictions. YOU SHOULD CONSULT YOUR TAX ADVISERS CONCERNING STATE AND LOCAL TAX LAWS, WHICH MAY HAVE DIFFERENT CONSEQUENCES FROM THOSE OF THE FEDERAL INCOME TAX LAW.

DISTRIBUTION ARRANGEMENTS
PDI manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

RULE 12B-1 FEES

          PLAIN TALK
          ----------------------------------------------------------------------
          WHAT ARE 12b-1 FEES?
          12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals.
          ----------------------------------------------------------------------

Each Portfolio has adopted a plan under Rule 12b-1 that allows the Portfolio reimburse PDI for distribution expenses incurred in connection with the distribution efforts described above. Each plan permits reimbursement in an amount up to 0.20% of a Portfolio's average net assets. For the current fiscal year, the Boards of Trustees have authorized annual payments of up to 0.05% of each Portfolio's average net assets to reimburse PDI for making payments to certain Service Organizations who have sold Portfolio shares and for other distribution expenses.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL   REPORTS:   Contain  performance  data  and  information  on
portfolio holdings and operating results for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

The Rodney Square Fund or The Rodney Square Tax-Exempt Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware  19809
(800) 336-9970
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The investment company registration numbers for The Rodney Square Fund and The Rodney Square Tax-Exempt Fund are 811-3406 and 811-4372, respectively.

FOR MORE  INFORMATION  ON OPENING A NEW  ACCOUNT,  MAKING  CHANGES  TO  EXISTING
ACCOUNTS,  PURCHASING,   EXCHANGING  OR  REDEEMING  SHARES,  OR  OTHER  INVESTOR
SERVICES, PLEASE CALL 1-(800)-336-9970.

                             THE RODNEY SQUARE FUND

                            U.S. GOVERNMENT PORTFOLIO
                             MONEY MARKET PORTFOLIO


                        THE RODNEY SQUARE TAX-EXEMPT FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 29, 1999

--------------------------------------------------------------------------------


          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus, dated January 29, 1999, as amended from time to time. A copy of the current Prospectus may be obtained without charge, by writing to Provident Distributors, Inc. ("PDI"), Four Fall Corporate Center, West Conshohocken, PA 19428, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with PDI or by calling (800) 336-9970.

                                TABLE OF CONTENTS

THE FUNDS......................................................................2

INVESTMENT POLICIES............................................................3

DESCRIPTION OF RATINGS.........................................................7

INVESTMENT LIMITATIONS.........................................................8

TRUSTEES AND OFFICERS.........................................................10

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................12

RODNEY SQUARE MANAGEMENT CORPORATION..........................................12

WILMINGTON TRUST COMPANY......................................................13

INVESTMENT MANAGEMENT SERVICES................................................13

DISTRIBUTION AGREEMENT AND RULE 12b-1 PLAN....................................15

ADDITIONAL SERVICE PROVIDERS..................................................16

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................16

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................17

DIVIDENDS.....................................................................18

TAXATION OF THE PORTFOLIOS....................................................18

CALCULATION OF PERFORMANCE INFORMATION........................................19

FINANCIAL STATEMENTS..........................................................24

                                    THE FUNDS

          The Rodney Square Fund and the Rodney Square Tax-Exempt Fund (each, a "Fund" and collectively, the "Funds") are diversified, open-end, management investment companies established under Massachusetts law by Declaration of Trust on February 16, 1982 and August 1, 1985, respectively and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's capital consists of an unlimited number of shares of beneficial interest. The authorized shares of beneficial interest in the Rodney Square Fund are currently divided into two series or portfolios, the U.S. Government Portfolio and the Money Market Portfolio (each a "Portfolio"). The authorized shares of beneficial interest in the Rodney Square Tax-Exempt Fund consist of one series or portfolio (also a "Portfolio" and together with the U.S. Government Portfolio and the Money Market Portfolio, the "Portfolios"). Each Fund's Board of Trustees is empowered by the respective Declarations of Trust and the Bylaws to establish additional classes and series of shares for each Fund, although the Board does not have present intention of doing so. Shares entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Separate votes are taken by each Portfolio on matters affecting that Portfolio. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

          The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

          SHAREHOLDER LIABILITY. The Funds are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each of the Declarations of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees relating to a Fund that is issued by or on behalf of a Fund or the Trustees. The Declarations of Trust provide for indemnification out of the assets of the applicable Portfolio of any shareholder held personally liable solely by virtue of ownership of shares of a Portfolio. The Declarations of Trust also provide that the applicable Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations.

          LIMITATION OF TRUSTEES' LIABILITY. Each Fund's Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          DESCRIPTION OF SHARES. The shares of each Portfolio are fully paid and nonassessable. The assets received for the issuance or sale of Portfolio shares and all income, earnings, profits and proceeds therefrom, subject only to the right of creditors, are allocated to the respective Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio are segregated on the books of account and are charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of a Fund. Expenses with respect to the Portfolios are allocated in proportion to the net assets of the respective Portfolio except where allocations of direct expenses can otherwise be fairly made. The officers of the Funds, subject to the general supervision of the Boards of Trustees, have the power to determine which liabilities are allocable to a given Portfolio or which are general or allocable to the Portfolios.

                               INVESTMENT POLICIES

          The following information  supplements the information concerning each
Portfolio's  investment  objective,   policies  and  limitations  found  in  the
Prospectus.

          Each Portfolio has adopted a fundamental policy requiring it to use its best efforts to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the 1940 Act. As conditions of that Rule, each Fund's Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the Portfolio's investment manager, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of each Fund's Board of Trustees. Although not required, typically over 90% of each Portfolio's assets are rated A-1+ by Standard & Poor's ("S&P"), P-1 by Moody's Investors Service, Inc. ("Moody's"), or F-1 by Fitch IBCA. Inc. ("Fitch") or a comparable rating by an equivalent rating agency.

          BANK OBLIGATIONS. The Money Market Portfolio may invest in U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks located in the United States, provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual audited financial statements) in excess of $100,000,000 (moreover, it is the policy of RSMC to require that the bank have assets in excess of $5 billion). There may be less publicly available information about the obligations of foreign banks and other foreign issuers than domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial record keeping standards as domestic issuers. Investments in obligations of U.S. branches and agencies of foreign banks and of wholly-owned banking subsidiaries of foreign banks located in the United States may be affected by adverse developments in the country in which the parent bank is located, and obligations of foreign branches of U.S. and foreign banks may be affected by adverse developments in the country of domicile of the branch. Various provisions of federal law governing the establishment and operation of domestic branches of U.S. banks do not apply to their foreign branches. U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance (although such insurance may not be of material benefit to the Money Market Portfolio, depending upon the principal amount of the obligations of a particular bank held by the Portfolio).

          In the event of a default of an obligation of a foreign branch of a foreign bank, whether a general obligation of the parent bank or limited to the assets of the branch, the Money Market Portfolio would be required to pursue its claim in the court where the branch or the principal office of the parent bank was located. The merits of the claim and the enforcement of any judgment would be determined by foreign law. A claim against a U.S. branch, agency or subsidiary of a foreign bank generally will be subject to the jurisdiction of the U.S. courts. Enforcement of judgments against U.S. branches, agencies or subsidiaries of foreign banks with respect to assets located in the United States will be governed by the law of the state where the assets are located. However, enforcement of a judgment of a U.S. court with respect to assets located outside the United States may be subject to the law of the country where such assets are located. Therefore, recovery in the event of default on the obligations of a foreign branch of a foreign or U.S. bank or a U.S. branch, agency or subsidiary of a foreign bank may potentially be a more difficult and expensive process than in the case of a U.S. branch of a U.S. bank. A brief description of some typical types of bank obligations follows:

         (BULLET) BANKERS' ACCEPTANCES. The Money Market Portfolio and the Tax-Exempt Portfolio may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

         (BULLET) CERTIFICATES OF DEPOSIT. The Money Market Portfolio and the Tax-Exempt Portfolio may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

         (BULLET) TIME DEPOSITS. The Money Market Portfolio may invest in time deposits, which are bank deposits for fixed periods of time.

         CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

         COMMERCIAL PAPER. The Money Market Portfolio and the Tax-Exempt Portfolio may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

         CORPORATE OBLIGATIONS. The Money Market Portfolio may invest in corporate obligations, which are bonds or notes issued by corporations and other business organizations in order to finance their long-term credit needs. The Portfolio's investments in these obligations will be limited to such obligations that have remaining maturities of 397 days.

         FOREIGN SECURITIES. At the present time, portfolio securities of the Money Market Portfolio which are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolio may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

         ILLIQUID SECURITIES. Each Portfolio may not invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Securities are deemed illiquid if they are not readily marketable and include repurchase agreements having a maturity of longer than 7 days.

         Each Fund's Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to RSMC, pursuant to guidelines approved by the Board. RSMC will monitor the liquidity of securities held by the Portfolio's and report periodically on such decisions to the Board of Trustees. RSMC takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer).

         INVESTMENT COMPANY SECURITIES. Each Portfolio may invest in the securities of other open-end investment companies that seek to maintain a stable net asset value. Each Portfolio may invest in such securities within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may purchase shares of an investment company unless a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or more than 10% of its total assets invested in the aggregate in all such investment companies. In addition to a Portfolio's expenses, including various fees, as a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees.

          MUNICIPAL SECURITIES. The Money Market Portfolio and the Tax-Exempt Portfolio may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. The Municipal Securities must be rated at least AA, A-1 or SP-1 by S&P, Aa, MIG-1/VMIG-1 or P-1 by Moody's, or at least AA or F-1 by Fitch, at the time of investment or, if not rated, must be determined to be of comparable quality by RSMC under the direction of, and subject to the review of the Board of Trustees. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by the Portfolios to their respective shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

         (BULLET) GENERAL OBLIGATION BONDS are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

         (BULLET) REVENUE BONDS are backed by the revenues of a specific project or facility - tolls from a toll-bridge, for example.

         (BULLET) BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the Notes.

         (BULLET) TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

         (BULLET) REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

         (BULLET) INDUSTRIAL DEVELOPMENT BONDS ("IDBs) and PRIVATE ACTIVITY BONDS ("PAB's") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities, such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

         (BULLET) TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

         (BULLET) CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

         (BULLET) PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

         REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. These are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of underlying securities, as well as delays and costs to the Portfolio if the other Party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found to be satisfactory by RSMC.

         SECURITIES LENDING. Although each Portfolio has no present intention of doing so in excess of 5% of the Portfolio's net assets, each Portfolio may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans by a Portfolio will in no event exceed one-third of that Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), which at all times while the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities.

         The primary risk involved in lending securities is that of a financial failure by the borrower. In such a situation, the borrower might be unable to return the loaned securities at a time when the value of the collateral has fallen below the amount necessary to replace the loaned securities. The borrower would be liable for the shortage, but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Portfolio will make loans of securities only to firms deemed creditworthy by RSMC and only when, in the judgment of RSMC, the consideration that the Portfolio will receive from the borrower justifies the risk.

         STANDBY COMMITMENTS. The Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Money Market Portfolio may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Money Market Portfolio will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by the Money Market Portfolio.

         U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         VARIABLE AND FLOATING RATE SECURITIES. Each Portfolio may invest in variable and floating rate securities which are securities the yield on which is adjusted in relation to changes in specific market rates, such as the prime rate. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. The demand feature is usually backed by an irrevocable letter of credit or guarantee by a bank. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

         WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. A Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A separate account of the Portfolio will be established at the Fund's custodian bank, into which liquid, unencumbered daily mark-to-market assets equal to the amount of the above commitments will be deposited. If the market value of the deposited assets declines, additional assets will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio.

         A security purchased on a when-issued basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, upon delivery, its market value may be higher or lower than its cost. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account or the sale of other securities. The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income tax.

         YIELDS AND RATINGS OF SECURITIES. The yields on the securities in which the Portfolios may invest (such as commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, an issue may cease to be rated or its rating may be reduced. RSMC, and in certain cases, as required by Rule 2a-7 under the 1940 Act, a Fund's Board of Trustees, will consider whether the Portfolio should continue to hold the obligation.

                             DESCRIPTION OF RATINGS

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATING:
A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING:

PRIME-1 -- This designation indicates a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
(BULLET)    Leading market position in well established industries.
(BULLET)    High rates of return on funds employed.
(BULLET)    Conservative capitalization structure with moderate reliance on debt and ample asset protection.
(BULLET)    Broad margins in earnings  coverage of fixed  financial  charges and high internal cash generation.
(BULLET)    Well-established  access to a range of financial markets and assured sources of alternate liquidity.

DESCRIPTION OF S&P'S TWO HIGHEST CORPORATE AND MUNICIPAL BOND RATINGS:
AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

DESCRIPTION OF MOODY'S TWO HIGHEST CORPORATE AND MUNICIPAL BOND RATINGS:

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They (the Aa group) are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

DESCRIPTION OF S&P'S HIGHEST STATE AND MUNICIPAL NOTES RATING:
S&P's tax-exempt note ratings are generally given to notes due in three years or less. The highest rating category is as follows:

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

DESCRIPTION OF MOODY'S HIGHEST STATE AND MUNICIPAL NOTES RATING:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Short-term ratings on issues with demand features are differentiated by the use of the "VMIG" symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on extreme liquidity. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. The symbol used is as follows: MIG-1/VMIG-1 -- Notes bearing this designation are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING:
AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.
F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                             INVESTMENT LIMITATIONS

         The investment limitations described below are fundamental and may not be changed with respect to either Portfolio without the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

         Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of a Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that the U.S. Government Portfolio and the Money Market Portfolio may invest more than 25% of their respective total assets in the obligations of banks. (Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy; the Fund has been advised by the staff of the SEC that it is the staff's current position that the exclusion discussed in this item (2) may be applied only to U.S. banks; the Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion.)

3. borrow money, except (i) from a bank for temporary or emergency purposes (not for leveraging or investment), or (ii) by engaging in reverse repurchase agreements, provided that borrowings do not exceed an amount equal to one-third of the current value of the borrowing Portfolio's assets taken at market value, less liabilities other than borrowings;

4. make loans, except (i) the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, (ii) engaging in repurchase agreements, or (iii) engaging in securities loan transactions limited to one-third of a Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that a Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, but this limitation shall not prevent a Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein; or

7. purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed physical commodities.

         In addition to the foregoing, as a fundamental policy, the Tax-Exempt Portfolio may not issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish, and provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts, will not be deemed to be senior securities for this purpose.

         In  addition,   each  Portfolio  has  adopted  several  non-fundamental
policies, which can be changed by the Board of Trustees of a Fund without shareholder approval.

         As a matter of non-fundamental policy, each Portfolio will not:

1. purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 10% of a Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

2. purchase securities for investment while any bank borrowing equaling 5% or more of a Portfolio's total assets is outstanding and if at any time a Portfolio's borrowings exceed the Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitations;

3. make short sales of securities or purchase securities on margin (but a Portfolio may effect short sales against the box and obtain such credits as may be necessary for the clearance of purchases and sales of securities);

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, marked to market value daily.

         As a matter of non-fundamental policy, the U.S. Government Portfolio and the Money Market Portfolio will not purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage or standard limitation shall be determined immediately after the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations (except where explicitly noted above and except that, as a condition of Rule 2a-7 under the 1940 Act, quality standards must be maintained for certain obligations).

                              TRUSTEES AND OFFICERS

         Each Fund has a Board, currently composed of four Trustees, which supervises the Portfolios' activities and reviews contractual arrangements with companies that provide the Portfolios with services. The Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for The Rodney Square Strategic Equity Fund and The Rodney Square Strategic Fixed-Income Fund (together with the Funds, the Rodney Square Family of Funds"). Those Trustees who are "interested persons" of each Fund (as defined in the 1940 Act ) by virtue of their positions with either RSMC or Wilmington Trust Company ("WTC "), the parent of RSMC, are indicated by an asterisk (*).

------------------------------ -------------- ---------------------------------------------------------------
NAME, ADDRESS AND AGE          POSITION(S)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
                               HELD WITH
                               THE FUND
------------------------------ -------------- ---------------------------------------------------------------
ERIC BRUCKER                   Trustee        Mr. Brucker has been the Dean of the College of Business,
College of Business,                          Public Policy and Health at the University of Maine since
Public Policy and Health                      September 1998.  Previously he was the Dean of the School of
University of Maine                           Management at the University of Michigan since June 1992.  He
Orono, ME 04473                               was Professor of Economics, Trenton State College from
Age 57                                        September 1989 through June 1992.  He was Vice President for
                                              Academic Affairs, Trenton State College, from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of
                                              various committees at the University of Delaware. He is also a member of the Detroit Economic Club, Financial Executive
                                              Institute and Leadership Detroit.
------------------------------ -------------- ---------------------------------------------------------------
FRED L. BUCKNER                Trustee        Mr. Buckner has retired as President and Chief Operating
5 Hearth Lane,                                Officer of Hercules Incorporated (diversified chemicals),
Greenville, DE 19807                          positions he held from March 1987 through March 1992. He also
Age 66                                        served as a member of the Hercules Incorporated Board of
                                              Directors from 1986 through March 1992.
------------------------------ -------------- ---------------------------------------------------------------
JOHN J. QUINDLEN               Trustee        Mr. Quindlen has retired as Senior Vice President-Finance of
313 Southwinds, 1250                          E.I. du Pont de Nemours and Company, Inc. (diversified
West Southwinds Blvd.                         chemicals), a position he held from 1984 to November 30,
Vero Beach, FL  32963                         1993.  He served as Chief Financial Officer of E.I. du Pont
Age 66                                        de Nemours and Company, Inc. from 1984 through June 1993.  He also serves as a Director of St. Joe Paper Co. and a Trustee of Kalmar Pooled Investment Trust.
------------------------------ -------------- ---------------------------------------------------------------
*ROBERT J. CHRISTIAN           Trustee,       Mr. Christian has been Chief Investment Officer of WTC since
Rodney Square North,           President      February 1996 and Director of RSMC since February 1996.  He
1100 N. Market St.,                           was Chairman and Director of PNC Equity Advisors Company, and
Wilmington, DE 19890                          President and Chief Investment Officer of PNC Asset
Age 49                                        Management Group, Inc. from 1994 to 1996.  He was Chief
                                              Investment Officer of PNC Bank, N.A. from 1992 to 1996,
                                              Director of Provident Capital Management from 1993 to 1996, and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992.  He is also a Trustee of LaSalle University and
                                              Peninsula United Methodist Homes. He is also President and a
                                              Trustee of WT Investment Trust and a Director of Clemente
                                              Capital Inc.
------------------------------ -------------- ---------------------------------------------------------------
JOSEPH M. FAHEY, JR.           Vice           Mr. Fahey has been with RSMC since 1984, as a Director and
Rodney Square North,           President      Secretary of RSMC since 1986 and a Vice President of RSMC
1100 N. Market St.,                           since 1992. He was an Assistant Vice President of RSMC from
Wilmington, DE 19890                          1988 to 1992.
Age 41
------------------------------ -------------- ---------------------------------------------------------------
JOHN J. KELLEY                 Vice           Mr. Kelley has been Vice President of PFPC Inc. since January
103 Bellevue Parkway           President      1998.  He was a Vice President of RSMC from 1995 to January
Wilmington, DE 19809           and            1998 and an Assistant Vice President of RSMC from 1989 to
Age 39                         Treasurer      1995.
------------------------------ -------------- ---------------------------------------------------------------
CARL M. RIZZO                  Secretary      Mr. Rizzo has been Vice President of RSMC since July, 1996.
Rodney Square North,                          From 1995 to 1996 he was Assistant General Counsel of Aid
1100 N. Market St.,                           Association for Lutherans (a fraternal benefit association);
Wilmington, DE 19890                          from 1994 to 1995 Senior Associate Counsel of United Services
Age 47                                        Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or
                                              Attorney-Adviser with a federal government agency.
------------------------------ -------------- ---------------------------------------------------------------

         The fees and expenses of the Trustees who are not "interested persons" of each Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Portfolio. The following table shows the fees paid during the fiscal year ended September 30, 1998 to the Independent Trustees for their service to the Fund and to the Rodney Square Family of Funds. On November 20, 1998, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Portfolio.

                               1998 TRUSTEES FEES

                                                            AGGREGATE          TOTAL
                                       AGGREGATE          COMPENSATION     COMPENSATION
                                     COMPENSATION          FROM RODNEY    FROM THE RODNEY
                                    FROM THE RODNEY        SQUARE TAX-    SQUARE FAMILY OF
         INDEPENDENT TRUSTEE          SQUARE FUND          EXEMPT FUND          FUNDS
             Eric Brucker               $8,350                $3,800          $21,638
            Fred L. Buckner             $8,350                $3,800          $21,638
           John J. Quindlen             $8,350                $3,800          $21,638

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of November 20, 1998, WTC beneficially owned, by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts, 22% of the shares of the U.S. Government Portfolio, 30% of the shares of the Money Market Portfolio and 40% of the shares of the Tax-Exempt Fund and may be deemed to be a controlling person of these Portfolios under the 1940 Act.

         As of November 20, 1998, the National Financial Services Corp. Church Street Station, P.O. Box 3752, New York, NY 10008-3908, owned 6.05% of the Money Market Portfolio.

                      RODNEY SQUARE MANAGEMENT CORPORATION

         RSMC has served as the Manager of the Rodney Square Fund since October 1, 1985 and of the Rodney Square Tax-Exempt Fund since December 20, 1985. RSMC is a Delaware corporation organized on September 17, 1981, which enjoys a reputation for managing high-quality portfolios using a conservative investment approach. In a time when safety of principal and liquidity are critical, RSMC's experienced management team will continue to operate with strict internal controls and high credit quality standards. RSMC's investment management services and specialized investment techniques are normally available only to institutional clients.

         RSMC is a wholly-owned subsidiary of WTC, a state-chartered bank organized as a Delaware corporation in 1903. WTC is the wholly-owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. RSMC may occasionally consult, on an informal basis, with personnel of WTC's investment departments. WTC takes no part, however, in determining which securities are to be purchased or sold by the Portfolios. Prior to RSMC's formation as a separate company, most of its investment management staff and some of its officers were employed by WTC in various money market and other fixed-income investment management and trading departments.

         Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of WTC, exercises investment discretion over certain institutional accounts. Wilmington Brokerage Services Company, a wholly owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.

                            WILMINGTON TRUST COMPANY

         Wilmington Trust Company, the parent of RSMC, serves as Custodian of the assets of each Fund and is paid for those services by RSMC out of its management fee from the Fund. Each Fund reimburses WTC for its related out-of-pocket expenses for such items as postage, forms, mail insurance and similar items reasonably incurred in the performance of custodial services for the Fund.

         Each Fund benefits from the experience, conservative values and special heritage of WTC and its affiliates. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies as well. WTC is also the investment adviser of the Rodney Square Strategic Fixed-Income Fund and the Rodney Square Strategic Equity Fund.

                         INVESTMENT MANAGEMENT SERVICES

         MANAGEMENT AGREEMENTS. RSMC, in its capacity as Manager of the Funds, serves as adviser and administrator pursuant to separate contracts each dated August 9, 1991 and amended June 29, 1998 (the "Management Agreements"). For the services performed by RSMC under the Management Agreements, each Fund pays a monthly fee to RSMC at the annual rate of 0.47% of each Portfolio's first $1 billion of average daily net assets; 0.43% of each Portfolio's next $500 million of average daily net assets; 0.40% of each Portfolio's next $500 million of average daily net assets; and 0.37% of each Portfolio's average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. For the fiscal years ended September 30, 1998, 1997 and 1996, RSMC was paid advisory fees and administration fees by the Rodney Square Fund amounting to $2,692,214, $1,660,206 and $1,718,316, respectively, for the U.S. Government Portfolio and $6,392,832, $5,069,252 and $4,086,710,
respectively, for the Money Market Portfolio. For the fiscal years ended September 30, 1998, 1997 and 1996, RSMC was paid advisory fees and administration fees by the Rodney Square Tax-Exempt Fund amounting to $1,588,556, $1,325,491 and $1,346,805, respectively.

         Under the terms of the Management Agreements, RSMC agrees to: (a) supply office facilities, non-investment related statistical and research data, executive and administrative services, stationery and office supplies, and corporate secretarial services for each Fund; (b) prepare and file, if necessary, reports to shareholders of the Funds and reports with the SEC and state securities commissions; (c) monitor each Portfolio's compliance with the investment restrictions and limitations imposed by the 1940 Act, and state Blue Sky laws and applicable regulations thereunder, the fundamental and non-fundamental investment policies and limitations set forth in the Prospectus and this Statement of Additional Information, and the investment restrictions and limitations necessary for each Portfolio to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"); (d) monitor sales of each Fund's shares and ensure that such shares are properly registered with the SEC and applicable state authorities; (e) prepare and monitor an expense budget for each Fund, including setting and revising accruals for each category of expenses; (f) determine the amount of dividends and other distributions payable to shareholders as necessary to, among other things, maintain each Fund's qualification as a RIC under the Code; (g) prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders; (h) prepare financial statements and footnotes and other financial information with such frequency and in such format as required to be included in reports to shareholders and the SEC; (i) supervise the preparation of federal and state tax returns; (j) review sales literature and file such with regulatory authorities, as necessary; (k) maintain Fund/Serv membership; and (l) provide personnel to serve as officers of the Funds if so elected by the Board of Trustees. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. RSMC may at any time or times, upon approval by the Trustees, enter into one or more sub-administration agreements with a sub-administrator pursuant to which RSMC delegates any or all of its duties as listed.

         The Management Agreements provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Management Agreement.

         The Management Agreements became effective on August 9, 1991, and continues in effect from year to year thereafter so long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Agreements are terminable by a Fund with respect to a Portfolio (by vote of a Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) on sixty (60) days' written notice given to RSMC or by RSMC on sixty (60) days' written notice given to the Fund and terminates automatically upon its assignment.

         The salaries of any officers and the interested Trustees of the Funds who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for each Fund relating to research, statistical and investment activities are paid by RSMC.

              SUB-ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT.

         Under separate Sub-Administration and Accounting Services Agreements, PFPC, Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative and accounting services for each Fund. These services include preparing shareholder reports, providing statistical and research data, assisting WTC in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC for the Funds in connection with the matters to which the Sub-Administration and Accounting Services Agreements relate, except to the extend of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Sub-Administration and Accounting Services Agreements.

         For the period February 23, 1998 to September 30, 1998, PFPC was paid accounting services fees amounting to $102,876 for the U.S. Government Portfolio, $211,102 for the Money Market Portfolio and $67,753 for the Tax-Exempt Portfolio. PFPC is paid for its sub-administration services out of RSMC's management fee.

         Prior to February 23, 1998, RSMC provided accounting services for each Fund as follows:

                                  FOR THE PERIOD     FOR THE FISCAL YEAR     FOR THE FISCAL
                                OCTOBER 1, 1997 TO   ENDED SEPTEMBER 30,       YEAR ENDED
                                 FEBRUARY 22, 1998         1997             SEPTEMBER 30, 1996
                                -------------------  -------------------    ------------------
ACCOUNTING SERVICES FEES
     PAID TO RSMC

U.S. Government Portfolio             $41,471              $100,648             $103,119

Money Market Portfolio                $93,400              $245,714             $203,902

Rodney Square Tax-Exempt Fund         $17,877              $ 45,000             $ 45,000

                                       14

                   DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN

         Provident Distributors, Inc. ("PDI"), Four Fall Corporate Center, West Conshohocken, PA 19428, serves as the Distributor of the Portfolios' shares pursuant to separate Distribution Agreements with each Fund. Pursuant to the terms of the Distribution Agreement, PDI is granted the right to sell the shares of the Portfolios as agent for the Funds. Shares of the Portfolios are offered continuously.

         Under the terms of the Distribution Agreement, PDI agrees to use all reasonable efforts to secure purchasers for shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Portfolio shares and any other literature and advertising used in connection with the offering, subject to reimbursement pursuant to each Portfolio's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans").

         The Distribution Agreements provide that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreements, will not be liable to a Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

         The Distribution Agreements became effective as of January 1, 1999 and continue in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreements terminate automatically in the event of an assignment. Each Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) by a Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to the 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to PDI; or (ii) by PDI on sixty (60) days' written notice to the Fund.

         PDI may be reimbursed for distribution expenses according to each 12b-1 Plan which became effective January 1, 1993. Each 12b-1 Plan provides that PDI may be reimbursed for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing of prospectuses, and distribution and shareholder servicing activities of certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PDI ("Service Organizations") and other financial institutions, including fairly allocable internal expenses of PDI and payments to third parties.

         The 12b-1 Plans further provide that reimbursement shall be made for any month only to the extent that such payment does not exceed (i) 0.20% on an annualized basis of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of each 12b-1 Plan for annual payments of up to 0.05% of each Portfolio's average net assets to reimburse PDI for making payments to certain Service Organizations who have sold Portfolio shares and for other distribution expenses.

         Prior to January 1, 1999,  Rodney Square  Distributors,  Inc.  ("RSD"),
1100 North Market Street, Wilmington, DE 19890, served as the Distributor of each Portfolio's shares. For these services, RSD received payments pursuant to the 12b-1 Plan, described in the table below, for the fiscal year ended September 30, 1998.

PAYMENTS MADE PURSUANT TO THE 12B-1 PLAN             U.S GOVERNMENT         MONEY MARKET         TAX-EXEMPT
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998            PORTFOLIO            PORTFOLIO            PORTFOLIO
                                                     --------------         ------------         ----------
Trail Commissions:                                       $16,641              $251,587             $17,081

PAYMENTS MADE PURSUANT TO THE 12B-1 PLAN             U.S GOVERNMENT         MONEY MARKET         TAX-EXEMPT
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998            PORTFOLIO            PORTFOLIO            PORTFOLIO
                                                     --------------         ------------         ----------
Preparation and Distribution of Marketing                $37,586               $2,105                $630
Materials:

Total:                                                   $54,227              $253,692              17,711

         Under the 12b-1 Plans, if any payments made by RSMC out of its management fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                          ADDITIONAL SERVICE PROVIDERS

         INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as each Fund's independent auditor, providing services which include (1) audit of the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to each Fund and has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

         CUSTODIAN. Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19809, serves as each Fund's Custodian.

         TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as each Fund's Transfer Agent and Dividend Paying Agent.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         All portfolio transactions are placed on behalf of each Portfolio by RSMC pursuant to authority contained in the Management Agreements. Debt securities purchased and sold by each Portfolio are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

         The primary objective of RSMC in placing orders on behalf of each Portfolio for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, RSMC considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any services provided by the broker or dealer to the Portfolios or to RSMC.

         RSMC cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, RSMC receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to RSMC in serving its other clients, as well as in serving the Fund. Conversely, information provided to RSMC by brokers or dealers who have executed transaction orders on behalf of other clients of RSMC may be useful to RSMC in providing services to the Funds. During the fiscal years ended September 30, 1998, 1997 and 1996, none of the Portfolios paid brokerage commissions.

         Some of RSMC's other clients have investment objectives and programs similar to that of the Portfolios. Occasionally, RSMC may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Portfolios. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is RSMC's policy not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Portfolio and RSMC's other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Portfolio and RSMC's other clients as to amount according to a formula determined prior to the execution of such transactions.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the Prospectus. Please see the Prospectus for further information.

         REDEMPTION OF SHARES. To ensure proper authorization before redeeming shares of the Portfolios, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

         Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

         A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b),
(c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

         Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

         PRICING OF SHARES. Each Portfolio's securities are valued on the basis of the amortized cost valuation technique. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The valuation of each Portfolio's instruments based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, each Fund's Board of Trustees has established procedures delegating to RSMC the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio instruments prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

         Should a Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

                                    DIVIDENDS

         Dividends are declared on each Business Day (as defined in the Prospectus). The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

                           TAXATION OF THE PORTFOLIOS

         GENERAL. To continue to qualify for treatment as a RIC under the Code, each Portfolio - each of which is being treated as a separate entity for these purposes - must distribute annually to its shareholders at least 90% of the sum of its net interest excludable from gross income (if any), plus its investment company taxable income (generally, taxable net investment income plus net short-term capital gain, if any) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (a) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities;
(b) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets; and (c) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities) of any one issuer.

         If a Portfolio failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including with respect to the Tax-Exempt Fund distributors that otherwise would qualify as "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits.

         Dividends paid by the Rodney Square Tax-Exempt Portfolio will qualify as "exempt-interest dividends" (as defined in the Prospectus), and thus will be excludable from gross income by its shareholders, if the Portfolio satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Portfolio intends to continue to satisfy this requirement. The portion of each dividend excludable from the shareholders' gross income may not exceed the Portfolio's net tax-exempt income. The treatment of dividends from the Portfolio under state and local income tax laws may differ from the treatment thereof under the Code.

         Tax-exempt interest attributable to certain "private activity bonds" (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a preference item for purposes of the federal alternative minimum tax. Furthermore, interest on municipal securities held by the Portfolio that are not PABs, which interest otherwise would be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed by the Portfolio. PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing Portfolio shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

         Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         DISTRIBUTIONS. With respect to the U.S. Government Portfolio and the Money Market Portfolio distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of these
Portfolio's net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporations.

         With respect to the Tax-Exempt Fund to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Tax-Exempt Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If the Tax-Exempt Fund invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to the Tax-Exempt Fund's shareholders as ordinary income to the extent of the Tax-Exempt Fund's earnings and profits. Moreover, if the Tax-Exempt Fund realizes capital gain as a result of market transactions, any distributions of such gain will be taxable to its shareholders.

         Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

         The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

         A. YIELD is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

              The yield for the 7-day period ended September 30, 1998 was 4.94% for the U.S. Government Portfolio, 5.11% for the Money Market Portfolio and 3.26 for the Tax-Exempt Portfolio.

         B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective yield = [(Base Period Return + 1) 365/7] - 1.

              The effective yield for the 7-day period ended September 30, 1998 was 5.07% for the U.S. Government Portfolio, 5.24% for the Money Market Portfolio and 3.31% for the Tax-Exempt Portfolio.

         C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Tax-Exempt Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Tax-Exempt Portfolio that is not tax-exempt.

              The Tax-Exempt Portfolio's tax-equivalent yield for the 7-day period ended September 30, 1998 was 4.53% for the 28% tax bracket, 4.72% for the 31% tax bracket, 5.09% for the 36% tax bracket and 5.40% for the 39.6% tax bracket.

         The following table, which is based upon federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                           TAX-EQUIVALENT YIELD TABLE

FEDERAL MARGINAL
INCOME TAX BRACKET                       TAX-EQUIVALENT YIELDS BASED ON TAX-EXEMPT YIELDS OF:
                              -------------------------------------------------------------------------
                               2%         3%          4%          5%         6%          7%          8%
                               --         --          --          --         --          --          --
       28%                    2.8        4.2         5.6         6.9        8.3         9.7        11.1
       31%                    2.9        4.3         5.8         7.2        8.7        10.1        11.6
       36%                    3.1        4.7         6.3         7.8        9.4        10.9        12.5
      39.6%                   3.3        5.0         6.6         8.3        9.9        11.6        13.2

         D. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares,
              if  any,  and  assume  that  all   dividends
              during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                T = (ERV/P)1/n - 1

              Where:   P    =   a hypothetical initial investment of $1,000

                       T    =   average annual total return

                       n    =   number of years

                       ERV  =   ending redeemable value: ERV is the value, at
                                the end of the applicable period, of a
                                hypothetical $1,000 investment made at the beginning of the applicable period.

        AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1998

                                              ONE           FIVE           TEN
                                              YEAR          YEARS         YEARS
                                             -----          -----         -----
              U.S. Government Portfolio      5.19%          4.80%         5.40%
              Money Market Portfolio         5.26%          4.89%         5.54%
              Tax-Exempt Portfolio           3.11%          2.97%         3.61%

         E. CUMULATIVE TOTAL RETURN is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of a Portfolio's shares, if any, and assume that all dividends during the period were reinvested in Portfolio shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                               C = (ERV/P)-1

              Where:   C    =  Cumulative Total Return

                       P    =  a hypothetical initial investment of $1,000

                       ERV  =  ending redeemable value: ERV is the value, at the
                               end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


          CUMULATIVE TOTAL RETURN FOR PERIODS ENDED SEPTEMBER 30, 1998

                                              ONE           FIVE          TEN
                                              YEAR          YEARS         YEARS
                                             -----         ------        ------
              U.S. Government Portfolio      5.19%         26.44%        69.14%
              Money Market Portfolio         5.26%         26.96%        71.50%
              Tax-Exempt Portfolio           3.11%         15.73%        42.56%

         F. TOTAL RETURN is the rate of return on an investment for a specified period of time calculated in the manner of Cumulative Total Return.

         COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

         In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         From time to time, in marketing and other literature, a Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Money Market Portfolio, the IBC U.S. Government and Agency Index for the U.S. Government Portfolio and the IBC Stockbroker and general purpose funds for the Tax-Exempt Portfolio. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

         Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper Analytical Services, Inc. asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

         Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of, or selections from, editorials or articles about the Portfolio. Sources for
performance   information  and  articles  about  a  Portfolio  may  include  the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING  TIMES,  THE  KIPLINGER   MAGAZINE,   a  monthly  investment   advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund   performance   risk  and  portfolio
characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                              FINANCIAL STATEMENTS

         Each Fund's financial statements for the fiscal year ended September 30, 1998, including notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Fund's Annual Report to Shareholders.

                        THE RODNEY SQUARE TAX-EXEMPT FUND

                           PART C - OTHER INFORMATION

ITEM 23.  EXHIBITS.

     (a)  Articles of Incorporation.

            (i)   Declaration  of Trust of the  Registrant  dated July 31, 1985.
                  (Incorporated   by   reference   to  Exhibit  1  to   original
                  Registration Statement filed on August 1, 1985.)

            (ii) Amendment to Declaration of Trust of the Registrant dated August 9, 1991. (Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 9 to this Registration Statement filed on November 27, 1991.)

            (iii) Amendment to Declaration  of Trust of the  Registrant  dated
                  February 15, 1993. (Incorporated by reference to Exhibit 1(c) to Post Effective Amendment No. 11 to this Registration Statement filed on January 28, 1994.)

     (b)  By-Laws.

            (i) Amended and Restated By-Laws of the Registrant dated August 17, 1998, filed herewith.

     (c)  Instruments Defining the Rights of Security Holders.

            (i) Amended and Restated Declaration of Trust dated July 31, 1985 as Amended August 9, 1991 and February 15, 1993 (relevant portions). (Incorporated by reference to Exhibit 4(a) to Post Effective Amendment No. 11 to this Registration Statement filed on January 28, 1994.)

            (ii) Amended and Restated By-Laws of the registrant (relevant portions). Filed herewith as Exhibit (b)(i).

     (d)  Investment Advisory Agreements.

            (i) Fund Management Agreement between the Registrant and Rodney Square Management Corporation dated August 9, 1991. (Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 9 to this Registration Statement filed on November 27, 1991.)

            (ii) Amendment dated June 29, 1998 to Fund Management Agreement dated August 9, 1991 filed herewith.

     (e)  Underwriting Contracts.

            (i) Form of Distribution Agreement between the Registrant and Provident Distributors, Inc. effective January 1, 1999. (Filed herewith.)

            (ii) Form of Selected Dealer Agreement between Provident Distributors, Inc. and the broker-dealer as listed in Schedule B to the Agreement effective January 1, 1999. (To be filed by subsequent amendment.)

     (f)  Bonus or Profit Sharing Contracts. None.

     (g)  Custodian Agreements

            (i) Custodian Contract between the Registrant and Wilmington Trust Company dated October 1, 1986. (Incorporated by reference to
                  Exhibit 8(a) to Post-Effective Amendment No. 4 to this Registration Statement filed on February 1, 1988.)

            (ii)  Sub-Custodian   Services   Agreement  among  PNC  Bank,  N.A.,
                  Wilmington Trust Company, Rodney Square Management Corporation and the Registrant dated February 2, 1998 filed herewith.

     (h)  Other Material Contracts.

            (i)   Transfer  Agency  Services  Agreement  among  the  Registrant,
                  Rodney Square Management Corporation and PFPC Inc. dated February 2, 1998 filed herewith.

            (ii) Sub-Administration and Accounting Services Agreement among the Registrant, Rodney Square Management Corporation and PFPC Inc. dated February 2, 1998 filed herewith.

     (i)  Legal Opinions.

            Opinion of Kirkpatrick & Lockhart, LLP. (Incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to this Registration Statement filed on October 23, 1985.)

     (j)  Other Opinions.

            Consent of Ernst & Young LLP, independent auditors for Registrant filed herewith.

     (k)  Omitted Financial  Statements.  Financial Statements omitted from Part
                  B. None.

     (l)  Letter  of Investment Intent. (Incorporated by reference to Exhibit 13
                  to  Pre-Effective   Amendment  No.  1  to  this   Registration
                  Statement filed on October 23, 1985.)

     (m)  Rule 12b-1 Plan

            (i) Amended and Restated Plan of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 of the
                  Registrant effective May 21, 1990, amended effective as of January 1, 1993. (Incorporated by reference to Exhibit 15 to Post Effective Amendment No. 14 to this Registration Statement filed on January 29, 1996.)

     (n)  Financial Data Schedules filed herewith.

     (o)  Rule 18f-3 Plan. None.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     a.   Persons Controlled by Registrant:  None.

     b. Persons who may be deemed to be under Common Control with Registrant in the event Wilmington Trust Company ("WTC") is deemed to be a controlling person of the Registrant:

          MUTUAL FUNDS

          The Rodney Square Fund

          The Rodney Square Strategic Fixed-Income Fund

          The Rodney Square Strategic Equity Fund

                                                                    % HELD BY
                                                                   WILMINGTON
                                                                      TRUST
          CORPORATE ENTITY                        STATE OF ORG.   CORPORATION
          ----------------                        ------------- ----------------

          Brandywine Insurance Agency, Inc.          Delaware         100%
          Brandywine Finance Corp.                   Delaware         100%
          Brandywine Life Insurance Company, Inc.    Delaware         100%
          Compton Realty Corporation                 Delaware         100%
          Delaware Corp. Management                  Delaware         100%
          Drew-I Ltd.                                Delaware         100%
          Drew-VIII Ltd.                             Delaware         100%
          Holiday Travel Agency, Inc.                Delaware         100%
          Rockland Corporation                       Delaware         100%
          Rodney Square Distributors, Inc.           Delaware         100%
          Rodney Square Management Corporation       Delaware         100%
          Siobain-XII Ltd.                           Delaware         100%
          Spar Hill Realty Company                   Delaware         100%
          Wilmington Brokerage Services Company      Delaware         100%
          WTC Corporate Services, Inc.               Delaware         100%
          100 West 10th St. Corporation              Delaware         100%
          WT Investments Inc.                        Delaware         100%

          PARTNERSHIPS

          Rodney Square Investors, L.P.

ITEM 25.  INDEMNIFICATION.

     Article XI, Section 2 of the Registrant's Declaration of Trust provides, subject to certain exceptions and limitations, that the appropriate Series of the Registrant will indemnify a Trustee or officer ("covered person") of the Registrant against liability and against all expenses incurred in connection with any claim, action, suit, proceeding, or settlement in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer, to the fullest extent permitted by law. No covered person, however, will be indemnified if there is an adjudication that (a) such person is liable to the Registrant or its shareholders because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (b) such person did not act in good faith, with the reasonable belief that his action was in the best interests of the Registrant. In addition, a covered person will not be indemnified in the event of settlement, unless a court, a majority of disinterested Trustees, or independent legal counsel determines that the covered person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Registrant may maintain insurance policies covering such rights of indemnification.

     According to Article XII, Section 1 of the Registrant's Declaration of Trust, the Registrant is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Registrant. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Article XII, Section 2 of the Registrant's Declaration of Trust provides that, subject to the provisions of Article XI and Article XII, Section 1, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

     Paragraph 7A of the Management Agreement between Rodney Square Management Corporation ("RSMC") and the Registrant provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of RSMC, RSMC shall not be subject to liability to the Registrant or to any shareholder of the Registrant or its Series for any act or omission in the course of performing its duties under the contract or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Registrant. Paragraph 15 provides that obligations assumed by the Registrant pursuant to the Management Agreement are limited in all cases to the Registrant and its assets or a particular Series and its assets, if liability relates to a Series.

     Paragraph 10 of the Distribution Agreement between the Registrant and Rodney Square Distributors, Inc. ("RSD") provides that the Registrant agrees to indemnify and hold harmless RSD and each of its directors and officers and each person, if any, who controls RSD within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the 1933 Act or any other statute or common law, alleging any wrongful act of the Registrant or any of its employees or representatives, or based upon the grounds that the registration statements, or other information filed or made public by the Registrant included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading. RSD, however, will not be indemnified to the extent that the statement or omission is based on information provided in writing by RSD. In no case is the indemnity of the Registrant in favor of RSD or any person indemnified to be deemed to protect RSD or any person against any liability to the Registrant or its security holders to which RSD or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. In addition, Paragraph 15 of the Distribution Agreement is similar to Paragraph 15 of the Management Agreement.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Rodney Square Management Corporation ("RSMC"), a Delaware corporation, serves as manager and administrator to the Registrant. RSMC is a wholly owned subsidiary of Wilmington Trust Company, also a Delaware corporation, which in turn is wholly owned by Wilmington Trust Corporation. Information as to the officers and directors of RSMC is included in its Form ADV filed on March 11, 1987, and most recently supplemented on March 20, 1998, with the Securities and Exchange Commission File No. 801-22071 and is incorporated by reference herein.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) Rodney Square Distributors, Inc. serves as underwriter for the following investment companies: The Rodney Square Fund, The Rodney Square Strategic Fixed-Income Fund and The Rodney Square Strategic Equity Fund.

     (b)

(1)                         (2)                                  (3)
Name and Principal
Offices and                 Position and Offices with            Position
Business Address            Rodney Square Distributors, Inc.     with Registrant
----------------            --------------------------------     ---------------

James S. Gandolfo           President, Secretary,                None
1105 North Market Street    Treasurer & Director
Wilmington, DE  19890

     (c) None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Rodney Square Management Corporation
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-0001

Wilmington Trust Company
Rodney Square North,
1100 North Market Street
Wilmington, Delaware 19890-0001.

PFPC Inc.
103 Bellevue Parkway
Wilmington, DE  19809

ITEM 29.  MANAGEMENT SERVICES

     Inapplicable.

ITEM 30.  UNDERTAKINGS.

     Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington and State of Delaware on the 24th day of November, 1998.

                                          THE RODNEY SQUARE TAX-EXEMPT FUND

                                          By:  /S/ROBERT M. CHRISTIAN
                                               Robert M. Christian, President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                        DATE

/S/ROBERT M. CHRISTIAN           Trustee and President        November 24, 1998
   Robert M. Christian

/S/ERIC BRUCKER                  Trustee                      November 24, 1998
  *Eric Brucker

/S/FRED L. BUCKNER               Trustee                      November 24, 1998
  *Fred L. Buckner

/S/JOHN J. QUINDLEN              Trustee                      November 24, 1998
  *John J. Quindlen

/S/JOHN J. KELLEY                Treasurer                    November 24, 1998
   John J. Kelley

*By: /S/CARL M. RIZZO
        Carl M. Rizzo
        Attorney-in-Fact, pursuant to Power of Attorney
        previously filed
                                       7

                                  EXHIBIT INDEX

                        The Rodney Square Tax-Exempt Fund

11                Consent of Independent Auditors
23(b)(i)          Amended and Restated Bylaws
23(d)(ii)         Amendment to  Management  Agreement  between the Rodney Square
                  Tax-Exempt Fund and the Rodney Square Management Corporation
23(e)(i)          Form  of  Distribution   Agreement   between   Registrant  and
                  Provident Distributors, Inc.
23(g)(ii)         Sub-Custodian Services Agreement
23(h)(i)          Transfer Agency Services Agreement
23(h)(ii)         Sub-Administration and Accounting Services Agreement
27                Financial Data Schedule - Rodney Square Tax-Exempt Fund